SUPPLEMENT TO THE FIDELITY MAGELLAN(registered trademark) FUND MAY 22, 1997 PROSPECTUS
Effective the close of business on September 30, 1997, the fund's shares will no longer be available to new accounts. Shareholders of
the fund on that date    may continue to purchase shares in accounts
existing on that date. Investors who did not own shares of the fund on September 30, 1997, generally will not be allowed to purchase shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by that date. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate
eligibility to purchase shares of the fund before an investme    nt is
accepted.